Exhibit 10.2

SLSI-201304IA001-1

FOUNDRY SERVICES AGREEMENT

This Foundry Services Agreement (“Agreement”) is entered into on 27th June, 2013 (the “Effective Date”) by and between Samsung Electronics Co., Ltd., a company duly incorporated under the laws of the Republic of Korea, acting through its System LSI Division, with principal offices located at San #24, Nonseo-Dong, Giheung-Gu, Yongin-City, Gyeonggi-Do, 449-711 Korea (“Samsung” or “Seller”), and IXYS Intl Limited, a corporation organized under the laws of the Cayman Islands, with a principal place of business at the offices of Intertrust Cayman Islands, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005 Cayman Islands (“IXYS” or “Purchaser”).

RECITALS

WHEREAS, Samsung and IXYS are parties to that certain Asset Purchase Agreement dated on May 25th, 2013 (the “APA,” Samsung document number SLSI-201304IA001) pursuant to which, among other things, IXYS is purchasing or otherwise acquiring rights relating to the Business (as defined in the APA) pursuant to a series of transactions contemplated in the APA (collectively, the “Transaction”);

WHEREAS, in connection with the Transaction, the parties have agreed that, commencing on the Effective Date, Samsung will provide certain manufacturing services for the Business Products (as defined in the APA) to IXYS using Samsung’s *** process ***; and

WHEREAS, in connection with the Transaction, IXYS desires Samsung to manufacture and supply Business Products to IXYS as more fully described in an applicable Foundry Project Statement and Samsung desires to provide such manufacturing services to IXYS in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises set forth herein, and for other good and valuable considerations, the parties hereby agree as follows:

AGREEMENT

1	Definitions

Unless otherwise defined in this Section 1, any capitalized terms used in this Agreement will have the meanings set forth in the APA and shall apply to both their singular and plural forms, as the context may require.

1.1

“Confidential Information” shall mean all business, financial, contractual, marketing and/or other technical or non-technical information, in whatever form, which is disclosed, or to which access is provided under and/or in furtherance of this Agreement, by a party hereto (“Discloser”) to the other party to this Agreement (“Recipient”), which (a) if in writing, is marked as “confidential”, “proprietary” or other similar marking at the time of disclosure, (b) if provided orally, visually or in any other form (except in writing) such as sample products or test boards, is identified as confidential at the time of disclosure and confirmed in writing to Recipient within thirty (30) days of such disclosure, or (c) would reasonably be deemed in the context of its disclosure to be confidential or proprietary.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.2	“IXYS Background IP” shall mean all Intellectual Property in or to any IXYS Deliverables, owned by IXYS and/or its licensors (excluding Samsung)

1.3

“IXYS Business Products” means all products manufactured under the *** process and/or provided by Samsung to IXYS under this Agreement that are IXYS versions of the Business Products and substantially the same as one of the Business Products.

1.4

“IXYS Deliverables” shall mean any information and materials provided to Samsung by IXYS to be utilized by Samsung in the development and/or fabrication of and/or incorporation into the Product hereunder, including, without limitation, software, schematics, netlists, microcode, GDSII data, designs or techniques, including those identified as such in the applicable SOW.

1.5	“Delivery Date” means the scheduled delivery date of Product set forth in the applicable Purchase Order issued by IXYS and accepted by Samsung under this Agreement.

1.6	“Die” means an individual integrated circuit or components of a Product which when completed create an integrated circuit.

1.7	“Engineering Sample” shall mean sample Product(s) in wafer, Die or Package form provided to IXYS for purposes of promotion, evaluation and verification of a revised mask set.

1.8	“Manufacturing Window” means the period of time prior to the Delivery Date which is equal to the Standard Lead Time.

1.9	“Mask and Prototyping Services” shall mean all engineering services provided under this Agreement by Samsung to IXYS as more fully set forth in Section 2 below and in the applicable SOW.

1.10	“Monthly Wafer Limit” shall mean *** wafers per month from the Effective Date until the date four years thereafter.

1.11	“Package” shall mean a encapsulated casing of a Die providing an electronic connecting path to external circuits from the encapsulated Die, when all assembly processes are complete.

1.12

“Product” shall mean an IXYS Business Product, in wafer, Die or Package form, manufactured under this Agreement as more fully set forth in the Foundry Project Statement. Each Product may contain Samsung Deliverables and/or IXYS Deliverables and have a new product name different from that of the Business Product.

1.13

“Product Specification” shall mean the specifications for the Product or revision target to the Product set forth in Annex A of each Revision Project Statement, which shall be mutually agreed in writing by the parties prior to the signing of each Revision Project Statement.

1.14

“Revision Project Statement” shall mean a project statement document executed by both parties specific to a particular Product as set forth in Section 2 of this Agreement that will include a description of Mask and Prototyping Services, Product Specification, SOWs, Mask and Prototyping Fees and/or other provisions, as applicable.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.15

“Foundry Project Statement” shall mean a project statement document executed by both parties that makes reference to this Agreement and that will include a description of Product, SOWs, Product Price, yield assumption and/or other provisions, as applicable.

1.16	“Project Results” shall mean the results and items set forth in the SOW which arise out of the Mask and Prototyping Services performed by Samsung for IXYS hereunder for delivery to IXYS.

1.17

“Samsung Background IP” shall mean all Intellectual Property in or to any Samsung Deliverables, owned by Samsung and/or its licensors (excluding IXYS), including, without limitation, those contained in processes, libraries, cells, design kits, and the technologies and information disclosed to IXYS under this Agreement.

1.18

“Samsung Deliverables” shall mean any information and materials supplied and/or licensed to IXYS by Samsung, to be utilized by IXYS in the development of or otherwise incorporated into the Product hereunder, including, without limitation, relevant documentations, software, schematics, netlists, microcode, designs, processes, libraries, cells, and/or design kits, including those set forth in SOW.

1.19

“Statement of Work” or “SOW” shall mean the statement of work shown in Annex B of the Revision Project Statement, which sets forth a description of the estimated work to be performed by the parties for Mask and Prototyping Services thereunder.

1.20	“Standard Lead Time” means the lead time mutually agreed upon by the parties and set forth in each Purchase Order.

2	Mask and Prototyping Services

2.1

In the event that IXYS decides to revise the design of a Product and/or replace the mask set of a Product, in whole or in part, due to bug fixes, customer requests or otherwise, Samsung will provide the Samsung Deliverables set forth in the SOW of the applicable Revision Project Statement. IXYS shall redesign certain parts of such Product based on and in accordance with Samsung Deliverables, provide the resulting design data in GDSII form to Samsung, and reasonably assist Samsung with manufacturing Engineering Samples hereunder. Subject to IXYS’ payment of Mask and Prototyping Fees as set forth in Section 6.1, Samsung shall make the revised mask set, and manufacture and provide to IXYS the number of Engineering Samples set forth in the SOW of the applicable Revision Project Statement. Such Mask and Prototyping Services may include, but not be limited to, physical verification, tape-out, wafer fabrication and/or Engineering Sample delivery, as more fully set forth in the applicable SOW. Detailed terms and schedules of the Mask and Prototyping Services for a particular Product shall be set forth in the applicable Revision Project Statement.

2.2

Upon receipt of the Engineering Sample, IXYS shall have *** days to evaluate whether such Engineering Sample conforms to the Product Specification (“ES Acceptance Period”). If the Engineering Sample conforms to the Product Specifications, as determined by IXYS in its reasonable, good faith judgment, IXYS shall accept such Engineering Sample and notify Samsung in writing thereof. If the Engineering Sample does not conform to the Product Specifications, IXYS shall notify Samsung thereof in writing within the ES Acceptance Period with a detailed description of the non-conformity to be fixed. If such non-conformity is solely attributable to Samsung, Samsung shall, at

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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its cost, fix such non-conformity, and manufacture an additional Engineering Sample, and deliver such Engineering Sample to IXYS. If such non-conformity is not attributable to Samsung, IXYS shall, at its cost, fix such non-conformity, and Samsung shall, within the scope of Samsung’s responsibility defined in the Revision Project Statement, and IXYS’s expense, provide reasonable collaboration to IXYS to fix such non-conformity, manufacture an additional Engineering Sample, and deliver such Engineering Sample to IXYS. For clarity, if IXYS does not provide any notice of non-conformity within the ES Acceptance Period, the applicable Engineering Sample shall be deemed to be accepted by IXYS, and Samsung shall be under no obligation to fix any non-conformity with respect to such Engineering Sample thereafter.

2.3

Samsung shall deliver the Engineering Sample(s) on EXW basis per Incoterms 2010, at an international airport in Korea agreed in writing by the parties. Title to and risk of loss of the Engineering Sample(s) will transfer upon delivery thereof in accordance with the foregoing sentence.

2.4

If the Engineering Sample(s) conforms to the Product Specification pursuant to Section 2.2, the parties shall discuss in good faith on whether the Product is ready to be manufactured in commercial volumes.

3	Commercial Production

3.1

In the event that both parties determine that the Product is ready to be manufactured in commercial volumes, IXYS shall provide Samsung with rolling demand forecasts for the delivery of each Product (“Forecast”). Particularly, IXYS shall provide two types of non-binding Forecasts.

3.1.1	Long Term Forecast. The “Long Term Forecast” is a non-binding, good-faith estimate, at the time such Forecast is made, of IXYS’ demand of each Product described on a monthly basis for the following *** month period. The Long Term Forecast shall be provided by IXYS to Samsung no later than the *** day of every calendar month, and is provided for the purpose of assisting Samsung in its long-range planning for manufacturing capacity and capital needs to meet such Long Term Forecast.

3.1.2	Short Term Forecast. The “Short Term Forecast” is a non-binding (unless accepted by Samsung as detailed in Section 3.1.3) good faith estimate, at the time such Short Term Forecast is made, of IXYS’ demand of each Product described on a weekly basis for the following *** month (n+***) period. IXYS shall provide Samsung with the Short Term Forecast no later than the *** day of each month.

3.1.3	Within *** calendar days of receipt of the Short Term Forecast, Samsung shall respond to IXYS in writing on whether it accepts such Short Term Forecast. Once accepted by Samsung, the Short Term Forecast shall become binding on both parties. Samsung shall accept all Short Term Forecasts that are consistent with the Monthly Wafer Limit. If Samsung fails to respond to a Short Term Forecast within the foregoing ***-calendar day period, then such Short Term Forecast shall be deemed to have been accepted by Samsung.

3.1.4	If the purchase volume ordered by Purchase Order is less than *** of the quantities set forth in the Short Term Forecast, IXYS shall pay to Samsung within *** days of the applicable Purchase Order date an amount equal to *** of the purchase price (set forth in the Foundry Project Statement) for each unit of such purchase shortfall. Any such payment shall be compensation in full for such purchase shortfall.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.2

IXYS may request to shorten Standard Lead Time of Product. Upon such request of IXYS, Samsung will evaluate the request and use its commercially reasonable effort to accept, at its sole discretion, IXYS’ request within Samsung’s ‘hot-lot’ capability; provided that Samsung may request additional charge for the shortening of Standard Lead Time and the target lead time shall be discussed by parties prior to the acceptance of such request.

3.3

At any time prior to the date that is three (3) business days prior to the scheduled wafer start of any Product set forth in a applicable Purchase Order, IXYS may change, on a lot-by-lot basis, the priority of fab-in sequence of such Product within such Purchase Order, without charge, upon notice to Samsung. Samsung shall provide IXYS with a written acknowledgement of such notice within two (2) business days after Samsung’s receipt of such notice.

3.4	It is agreed and understood that the purchase of Products pursuant to this Agreement shall be accomplished by means of IXYS individual purchase orders (collectively referred to as “Purchase Orders”).

3.4.1	The Purchase Orders shall contain applicable Product quantities, whether the product will be in wafer, Die or Package form, at a price per Product consistent with Section 1 of Annex B of the Foundry Project Statement (“Product Price”) and a mutually agreed Delivery Date. IXYS shall provide Purchase Orders with at least the quantity set forth in the then current Short Term Forecast provided by IXYS and accepted by Samsung. Samsung shall accept all Purchase Orders with quantities no greater than the quantities set forth in such Short Term Forecast, but Samsung shall not be obligated to accept any quantities exceeding those set forth in such Short Term Forecast and, notwithstanding any other provision of this Agreement, any quantities of a Product set forth in a Purchase Order in excess of the Monthly Wafer Limit. The parties shall have a good faith discussion on accommodating quantities exceeding those set forth in such Short Term Forecast or such Monthly Wafer Limit.

3.4.2	The Purchase Orders shall contain, at a minimum, a quantity of *** wafers per each Product and multiples of *** wafers.

3.5

Samsung will manufacture the Products in accordance with the Purchase Order accepted by Samsung and will deliver such Products by the Delivery Date. Any delivery or shipment made within fourteen (14) calendar days before or after the Delivery Date(s) specified in the Purchase Orders shall constitute timely delivery or shipment. If, in the case of any Purchase Order, Samsung is unable to ship Products on the scheduled Delivery Date, Samsung shall notify IXYS in writing as soon as reasonably possible thereof and the parties shall discuss to agree upon a mutually acceptable rescheduled Delivery Date. In the event of any such delay is solely attributable to Samsung or its subcontractor’s fault, Samsung will, at its cost, expedite shipping for any late deliveries using shippers reasonably acceptable to IXYS.

3.6

If the cumulative quantity shipped by Samsung of each Product ordered by IXYS is within +/- ten (10) percent of the quantity in the effective Purchase Order, such quantity shall constitute compliance with such Purchase Order. Billing for partial orders shipped as described in this paragraph shall be at the established purchase price per unit times the total quantity of units delivered.

3.7	After second anniversary of the Effective Date, Samsung may discontinue the production of each Product upon six (6) month prior notice if IXYS has not issued Purchase Orders for such Product i) for

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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six (6) months prior to such notice; or ii) amounting to at least *** U.S. Dollars ($***USD) during the previous one (1) year period. Samsung shall, in its sole discretion, provide a Last Time Buy (“LTB”) date and Last Ship Date (“LSD”) in such discontinuation notice. IXYS may issue to Samsung a one-time Purchase Order for such Product as a LTB within *** month after the date of such Samsung discontinuation notice. If there is no response within *** month after such discontinuation notice, then Samsung reserves the right to discontinue the production of such Product and destroy the mask set for such Product.

3.8

Samsung shall deliver Products on EXW basis per Incoterms 2010 to IXYS, at an international airport in Korea agreed in writing by the parties. Title to and risk of loss of the Products will transfer upon delivery thereof in accordance with the foregoing sentence.

3.9

Prior to Samsung’s start of production, IXYS may cancel the Purchase Order at any time without any charge. After Samsung starts production of applicable Products in accordance with a Purchase Order, IXYS may cancel the Purchase Orders for such Products but shall pay Purchase Price for such Products as cancellation charges as follows :

Cancellation Period	Liability
	Package business	Wafer or Die business
Prior to the initiation of Manufacturing Window	No Liability	No Liability
Initiation of Manufacturing Window ~ Before contact step	*** of Product Price	*** of Product Price
On and after contact photo step ~ Before EDS test step	*** of Product Price	*** of Product Price
On and after EDS test step ~ Before assembly step	*** of Product Price	*** of Product Price
On and after assembly step	*** of Product Price	-

3.10	IXYS may reschedule the Delivery Date set forth in each Purchase Order subject to the following limitations:

a)	Within *** days before the Delivery Date - no reschedules permitted.
b)	Within *** days but greater than *** days before the Delivery Date – *** of the order may be rescheduled one time only - for no more than *** days.
c)	Within *** days but greater than *** days before the Delivery Date – *** of the order may be rescheduled one time only - for no more than *** days
d)	Reschedule requests are limited to *** per month.

3.11

Samsung reserves the right to make any and all reasonable changes to the process(es) required to manufacture the Products and will notify IXYS of such changes within reasonable time after such changes were made, subject to the Samsung’s internal engineering change notice (ECN) rule.

3.12	Notwithstanding anything contrary to this Agreement, Samsung may, after the Effective Date, deliver to IXYS based on a Purchase Order completed Business Products that were under fabrication on the

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Effective Date, as if such Business Products were Products covered by this Agreement.

3.13	Samsung shall destroy or recycle and properly dispose of all scrap related to Products supplied to IXYS hereunder in such a way as to prevent any unauthorized sale of any such Products.

3.14

Notwithstanding anything to the contrary in this Agreement, Samsung shall, after the Effective Date, deliver to IXYS work-in-progress Business Products that were (i) under fabrication to fulfill Samsung customer orders for Business Products accepted by Samsung prior to the Effective Date (“Customer POs”); (ii) under fabrication on the Effective Date; (iii) manufactured under ***; and (iv) identified by parties before the Effective Date (“WIP Products”). Samsung will deliver the WIP products to IXYS hereunder, as if such WIP Products were Products covered by this Agreement, and IXYS shall issue a Purchase Order for all such WIP Products; provided that i) IXYS has no forecasting obligation with respect to the WIP Products pursuant to Section 3.1; ii) the foregoing IXYS Purchase Order shall be a binding Purchaser Order upon Samsung’s receipt and iii) the WIP Products shall be treated as Products after receipt of the Purchase Order. The Customer POs will be transferred and assigned to IXYS after Effective Date pursuant to the Transition Services Agreement, and IXYS shall thereafter have all responsibility and liability for fulfilling the Customer POs.

4	Electrical Die Sorting (“EDS”) and Back End Process

4.1

Samsung will deliver the Product without any EDS tests in wafer form; provided that, subject to mutual consent, Samsung may deliver the Product that has been sorted in accordance with Samsung’s EDS criteria.

4.2

After written notice by Samsung, Samsung may engage its affiliates or third parties to perform certain ancillary service to the manufacturing services contemplated in this Agreement such as sorting, assembly, sorting or packaging of Die, In the event that Samsung performs foregoing services, the Packages where all process are complete will delivered to IXYS on EXW basis per Incoterms 2010 by Samsung or its subcontractor; provided that Samsung shall be responsible for the act or omission of any of its subcontractors hereunder. If any such subcontracting involves the disclosure of any Confidential Information of IXYS, Samsung will disclose IXYS’ Confidential Information to such contractors only under a non-disclosure agreement no less strict than this Agreement.

4.3

Upon the written request of IXYS, Samsung will transport and deliver Products on EXW basis per Incoterms 2010 to IXYS’ chosen assembly, test, marking and packaging facilities at an international airport in Korea agreed in writing by the parties. Samsung has no liability for such assembly, test or packaging process performed by IXYS’ subcontractor under this Agreement; provided that Samsung may assist with the foregoing procedure in connection with the Transition Services Agreement.

5	Ownership of Intellectual Property Rights

5.1

IXYS shall own and retain all right, title and interest in and to IXYS Background IP. Samsung may use the IXYS Deliverables, solely to perform the Mask and Prototyping Services hereunder, and/or to manufacture Products solely for IXYS. Samsung shall not use the IXYS Deliverables to design, fabricate, test or otherwise modify Samsung’s own products or other products(s) that are for its customers other than IXYS unless otherwise specifically agreed by parties in writing.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.2

Samsung shall own and retain all right, title and interest in and to Samsung Background IP. Unless otherwise specifically agreed by the parties in writing, all Intellectual Property in or to all modifications and improvements to, or arising from, Samsung Deliverables are the exclusive property of Samsung and all right, title and interest in and to the same vests solely in Samsung, and IXYS may use Samsung Deliverables solely to perform its rights and obligations hereunder. IXYS shall not use Samsung Deliverables to design, fabricate, test or otherwise modify products(s) that are not fabricated by Samsung or an agent of Samsung unless otherwise specifically agreed by the parties in writing.

IXYS further agrees that Engineering Samples are provided for testing, evaluation, promotion and verification purposes. For clarity, Engineering Samples are provided “AS IS,” without any warranty of any kind whatsoever. For clarity, Sections 4, 10.2 and 12.1 shall not apply to Engineering Samples.

5.3

Samsung shall retain all right, title and interest in and to masks made by Samsung and/or Samsung’s contractors for use in the fabrication of Products, but shall use such masks solely to manufacture Products for IXYS. For the avoidance of doubt, the foregoing provision shall not be deemed a transfer of any Intellectual Property rights embodied in the masks.

5.4	Unless otherwise expressly set forth in this Agreement or agreed in writing between the parties, no license with respect to either party’s Intellectual Property is hereby granted.

6	Payment

6.1

In consideration of Samsung’s Mask and Prototyping Services set forth in Section 2 of this Agreement and the applicable Revision Project Statement, IXYS shall pay to Samsung the sum set forth in Annex C of each applicable Revision Project Statement (“Mask and Prototyping Fees”).

Samsung shall issue an invoice for each milestone Mask and Prototyping Fee upon or after the completion of each milestone under the applicable Mask and Prototyping Services in accordance with the schedule set forth in Annex C of the applicable Revision Project Statement, and IXYS shall pay the invoiced amount to Samsung-designated bank account in US Dollars within *** days after the receipt of such invoice.

6.2

Samsung shall issue an invoice to IXYS with the total amount to be paid for the Products calculated according to Section 1 of Annex B of the applicable Foundry Project Statement on or after the date that the applicable Products are shipped. IXYS shall pay the total amount properly invoiced for the Products ordered and delivered pursuant to Section 3 of this Agreement. IXYS shall pay such prices to Samsung-designated bank account in US Dollars within *** days after the receipt of applicable invoice.

6.3

All sums stated under this Agreement (including the prices of Products) do not include tax. IXYS shall remit the full sums and shall bear any and all taxes, including, without limitation, value-added tax and sales tax, incurred from the payment made hereunder.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7	Inspection and Review

IXYS may, upon reasonable advance notice to Samsung, send its employees to visit the applicable Samsung facilities to inspect the fabrication of Products and the performance of any services. Such visit shall be conducted during Samsung’s normal working hours. While visiting Samsung facilities, IXYS employees shall at all times comply with Samsung’s plant rules and regulations, as well as with reasonable instructions that may be issued by Samsung’s employee or personnel.

8	Business Review Meeting

The parties will hold a review meeting on a quarterly basis in order to discuss any business issues and technical issues relating to the subject matter of this Agreement. The parties will also discuss and negotiate in good faith the availability of an additional year of foundry services provided from Samsung to IXYS.

9	Confidential Information

9.1	Nondisclosure and Nonuse Obligations. Each of the parties, as Recipient, hereby agrees to receive and hold Confidential Information of the Discloser in confidence, and to protect and safeguard such Confidential Information against unauthorized use or disclosure using at least the same degree of care as Recipient accords to its own confidential information of like importance, but in no case less than reasonable care. Without limiting the generality of the foregoing, each party, as Recipient, further promises and agrees:

(a)

except as set forth in subsection (c) below, not to, directly or indirectly, in any way, disclose, make accessible, reveal, report, publish, disseminate or transfer any such Confidential Information to any unauthorized third party, including parent companies, unless otherwise agreed by the parties;

(b)	not to use any Confidential Information in any manner whatsoever except in furtherance of the subject matter hereof;

(c)

to restrict access to Confidential Information to those of its officers, directors, employees and subcontractors who have a legitimate need-to-know to carry out the purpose of this Agreement and who are obligated to protect such Confidential Information pursuant to terms and conditions no less protective of Discloser than those contained in this Agreement; and

(d)	not to reproduce or copy Confidential Information except to the extent necessary to further the purpose of this Agreement.

Furthermore, the existence of any business negotiations, discussions or agreements in progress between the parties shall be kept confidential and shall not be disclosed without written approval of all the parties, except to their officers, directors, and employees who have a legitimate need-to-know to carry out the purpose of this Agreement and who are obligated to protect such Confidential Information pursuant to terms and conditions no less protective of Discloser than those contained in this Agreement.

Recipient’s obligation of confidentiality set forth in this Section 9.1 shall be in force for a period of ten (10) years after the initial disclosure.

9.2	Exclusions from Obligations. The nondisclosure and non-use obligations under this Section 9 shall not

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apply to, information that the Recipient can evidence: (a) was publicly available at the time of its disclosure to Recipient or became publicly available after its disclosure through no act or default of Recipient; (b) is rightfully or free of any obligation of confidentiality in the possession of Recipient prior to disclosure to Recipient by Discloser; (c) is received in good faith by Recipient from a third party, free of any obligation of confidentiality; or (d) is independently developed by Recipient without use of Discloser’s Confidential Information.

A disclosure by Recipient of Confidential Information of Discloser (a) in response to a valid order by a competent court or governmental body, (b) in connection with an arbitration hereunder, or (c) as otherwise required by applicable Law shall not be considered to be a breach of this Agreement or a waiver of confidentiality for other purposes; provided, however, (i) with respect to any disclosure in accordance with clause (b) above shall only be made to persons involved in the arbitration or the arbitrator thereof, and (ii) with respect to any disclosure in accordance with clause (a) or (c) above, Recipient shall provide prompt prior written notice thereof to Discloser and permit such Discloser to seek measures to maintain the confidentiality of its Confidential Information.

9.3

Ownership and Return of Confidential Information. Confidential Information disclosed by Discloser shall remain the property of such Discloser, and, except as expressly set forth herein, no license or other rights to such Discloser’s Confidential Information is granted or implied hereby. Recipient shall reproduce the symbols, legends or other proprietary notices affixed to Confidential Information, and shall not, nor permit any third party to, remove, add or modify the same.

Recipient shall, upon expiration or termination of this Agreement, or upon written request of Discloser, whichever is earlier, as soon as possible, but not later than twenty (20) days after any notice thereof by Discloser, return (or destroy at Discloser’s option) all copies of such Discloser’s Confidential Information and certify in writing its compliance with this requirement.

9.4

No Reverse Engineering. No party, as Recipient, shall decompile, disassemble, reverse engineer or attempt to reconstruct, identify or discover any source code, underlying ideas, techniques or algorithms in Confidential Information by any means whatever, except as may be specifically authorized in advance by Discloser in writing.

9.5

This Agreement shall not preclude or limit the independent development by or on behalf of any party of any products or systems involving technology or information of a similar nature to that disclosed hereunder or which compete with products or systems contemplated by such information, provided that any such development is done without use of or reliance upon the other party’s Confidential Information.

10	Indemnity

10.1

IXYS shall, at its expense, defend, indemnify and hold harmless Samsung from all Claims, and/or Losses incurred by Samsung as a result of such Claims or in a settlement that may result from any such Claim, that IXYS Deliverables (unless purchased from Samsung under the APA) actually or allegedly infringe, violate or misappropriate Intellectual Property of a third party, provided that (a) Samsung promptly notifies IXYS in writing of the Claim, (b) Samsung provides IXYS with all reasonable assistance, information and authority required to perform these duties, and (c) IXYS is permitted to solely direct the defense and all related settlement negotiations related to the Claim. Further, IXYS agrees to pay any judgment in such suit or proceeding by final judgment of a court of last resort, including reasonable attorneys’ fees, but IXYS shall have no liability for settlement or costs incurred

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without its consent.

Notwithstanding the foregoing, IXYS shall have no indemnity obligation regarding any actual or alleged infringement, violation or misappropriation of any Intellectual Property of any third party to the extent such infringement, violation or misappropriation arises from the Samsung Deliverables, the manufacturing processes used by Samsung hereunder, or products based on designs acquired from Samsung pursuant to the Transaction Documents. IXYS shall not be obligated to indemnify Samsung in accordance with this Section 10.1 if (a) any settlement is made by Samsung without IXYS’s prior written consent, or (b) if IXYS is not permitted by Samsung to assume exclusive control of the settlement of the Claim.

For the purposes of this Section 10 and Section 11, the term “Claim” means any claim, action, suit or proceeding asserted by any third party whether actual or alleged and whether adjudicated by a competent court of law, tribunal or arbitrator, and the term “Losses” means all damages, losses, costs and expenses of whatever nature (including legal costs) whether or not reasonably foreseeable by the parties at any time during the term of this Agreement.

10.2

Samsung shall, at its expense, defend, indemnify and hold harmless IXYS from all Claims, and/or Losses incurred by IXYS as a result of such Claims or in a settlement that may result from any such Claim, that Samsung Deliverables contained in the Products, the manufacturing processes used by Samsung hereunder, actually or allegedly infringe on any Intellectual Property of a third party, provided that Samsung is promptly notified, given the assistance required, and permitted to solely direct the defense. Further, Samsung agrees to pay any judgment in such suit or proceeding by final judgment of a court of last resort, including reasonable attorneys’ fees, but Samsung shall have no liability for settlement or cost incurred without its consent.

Notwithstanding the foregoing, Samsung shall have no indemnity obligation pursuant to this Section 10.2 regarding any actual or alleged infringement of any Intellectual Property of any third party to the extent such infringement arises from the IXYS Deliverables (including but not limited to the designs, specifications and/or instructions provided by IXYS and Samsung’s compliance with any industrial standard specification) Samsung shall not be obligated to indemnify in accordance with this Section 10.2 if (a) any settlement is made by IXYS without Samsung’s prior written consent, or (b) if Samsung is not permitted by IXYS to assume exclusive control of the settlement of the Claim.

11	Life Critical Applications

Unless otherwise specifically agreed by the parties in writing, IXYS hereby agrees that Products are not authorized for use as, and IXYS shall not integrate, promote, sell or otherwise transfer any Product to any customer or end user for use as critical components in any device, application or system where it is reasonably foreseeable that failure of the Product(s) as used in such device, application or system would cause death, bodily injury or catastrophic property damage, such as (a) any medical, life saving or life support device or system, (b) any safety device or system in automotive application and mechanism (including but not limited to automotive brake or airbag systems), (c) any nuclear facilities, (d) any air traffic control device, application or system, or (e) any weapons device, application or system (the “Life Critical Applications”). Notwithstanding anything contrary to the limitation of liability of IXYS as set forth in this Agreement or APA, IXYS shall, at its expense, defend, indemnify and hold harmless Samsung from all Claims arising from using the Products in the Life Critical Applications, and/or Losses incurred or arising out of or in connection with such Claims.

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12	Limited Warranty, Limitation of Liability & Disclaimer

12.1

Samsung warrants that the (a) Mask and Prototyping Services and manufacture of the Products hereunder shall be performed in a good, professional and workmanlike manner in accordance with industry standards; (b) Products shall conform to the applicable Product Specification; (c) Products shall be free from material defects arising from the fabrication process. The foregoing warranties shall continue for a period of *** commencing on the date on which applicable Products have been delivered hereunder. For clarity, the foregoing warranties shall not apply to the extent caused by (1) IXYS’s or a third party’s abuse, misuse, negligence, mishandling or improper modification, or (2) IXYS Deliverables and the designs, specifications, or instructions provided by IXYS. For further clarity, the foregoing warranties shall not apply to Engineering Samples or any unauthorized use of Products for Life Critical Applications. In the event of a breach of warranty set forth herein, as IXYS’s sole and exclusive remedy, Samsung shall replace the defective Products or, upon IXYS’ request, discuss in good faith a refund the full Product Prices for such defective Products.

12.2

Except as provided in Section 12.1 above, all Samsung Deliverables, Products, and Project Results provided to IXYS shall be provided “AS IS,” WITHOUT WARRANTY OF ANY KIND. EXCEPT AS PROVIDED IN SECTION 12.1 ABOVE, SAMSUNG MAKES NO OTHER REPRESENTATIONS OR WARRANTIES INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE AND NON-INFRINGEMENT.

12.3

EXCEPT FOR THE DAMAGES ARISING OUT OF (A) EITHER PARTY’S WILLFUL BREACH OF SECTIONS 2 OR 3 OR (B) EITHER PARTY’S OBLIGATIONS UNDER OR BREACH OF SECTIONS 5, 9, 10 AND/OR 11, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, WHETHER DUE TO A BREACH OF CONTRACT OR BREACH OF WARRANTY. EXCEPT WITH RESPECT TO (A) EITHER PARTY’S WILLFUL BREACH OF SECTIONS 2 OR 3; AND (B) EITHER PARTY’S OBLIGATIONS UNDER OR BREACH OF SECTIONS 5, 6, 9 AND 11, EACH PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT EXCEED *** PERCENT OF ALL PAYMENTS RECEIVED BY SAMSUNG FROM IXYS UNDER THIS AGREEMENT FOR THE APPLICABLE PRODUCT(S) DURING THE PREVIOUS *** MONTHS PRIOR TO THE CLAIM BEING BROUGHT AGAINST SUCH LIABLE PARTY.

13	Term and Termination

13.1

This Agreement shall remain in effect from the Effective Date until *** months after the Effective Date (the “Initial Term”), unless terminated earlier in accordance with Section 13.2. At least *** years prior to the expiration of the Initial Term, the parties will discuss and negotiate in good faith the availability of an additional year of foundry services provided from Samsung to IXYS.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13.2	Notwithstanding the above, either party shall have the right to terminate this Agreement (together with all Foundry Project Statements and all Revision Project Statements) immediately if:

(a)

the other party files a petition in bankruptcy, undergoes a reorganization pursuant to a petition in bankruptcy, is adjudicated a bankrupt, becomes insolvent, becomes dissolved or liquidated, files a petition for dissolution or liquidation, makes an assignment for benefit of creditors, or has a receiver appointed for its business;

(b)	the other party is subject to property attachment or court injunction or court order which has a substantial negative effect on its ability to fulfill its obligations under this Agreement; or

(c)	a competent governmental authority cancels or suspends the business license of the other party or takes similar actions against such other party.

(d)

the other party materially breaches its confidentiality obligations in this Agreement and does not cure or agree with the non-breaching party upon a written plan to cure such breach within thirty (30) days after receipt of notice of such breach from the non-breaching party.

(e)

the other party breaches its payment obligations in this Agreement and does not cure or agree with the non-breaching party upon a written plan to cure such breach within fifteen (15) days after receipt of notice of such breach from the non-breaching party.

13.3

Sections 1, 3 (for outstanding Purchase Orders and Short Term Forecasts only), 5, 6, 9.1 (but only for the period set forth therein), 9.2, 9.3, 9.4, 9.5, 10, 11, 12, 13.3, 14 and 15 (except 15.6) shall survive any termination or expiration of this Agreement.

14	Governing Law / Dispute Resolution

14.1

Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by, and construed in accordance with, the laws of the New York of the United States of America , including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

14.2

Dispute Resolution. All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Singapore. The language of the arbitral proceedings shall be English. Judgment upon any award(s) rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator(s) are authorized to include in the award an allocation to any party of such costs and expenses, including attorneys’ fees, as the arbitrator shall deem reasonable. Nothing in this Agreement shall prevent either party from seeking provisional measures from any court of competent jurisdiction to enforce its intellectual property rights, and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate. The parties undertake to keep confidential all awards in their arbitration, together with all materials in the proceedings created for the purpose of the arbitration and all other documents produced by another party in the proceedings not otherwise in the public domain, save and to the extent that disclosure may be required of a party by legal duty, to protect or pursue a legal right or to enforce or

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challenge an award in legal proceedings before a court or other judicial authority.

15	General

15.1

Assignment. No party may assign its right or delegate its obligations under this Agreement without the written consent from the other party, except that IXYS may assign its rights and obligations without Samsung’s consent to a successor of all or substantially all of the assets of IXYS related to the Business. Any purported assignment or delegation without such consent shall have no force or effect and any attempt to do so without such consent shall be void.

15.2

Independent Contractor. No party is authorized to act for or on the behalf of the other party under this Agreement. Without limiting the generality of the foregoing, each party is an independent contractor, and no principal/agent or partnership relationship is created among the parties by this Agreement.

15.3

No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement expressed or implied, is intended to or shall confer on any person or entity other than the parties hereto or their respective successors and assigns, any rights, remedies or Liabilities under or by reason of this Agreement.

15.4

No Waiver. No failure or delay by any party to enforce or take advantage of any provision or right under this Agreement shall constitute a subsequent waiver of that provision or right, nor shall it be deemed to be a waiver of any other terms and conditions of this Agreement.

15.5

Force Majeure. Neither party to this Agreement shall be liable for its failure or delay to perform any of its obligations hereunder during any period in which such performance is prevented by any cause beyond its reasonable control, including, without limitation, act of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, war, and governmental control (each, a “Force Majeure Event”). In the event of any such Force Majeure Event the date of delivery or performance hereunder shall be extended by a period equal to the time lost by reason of such Force Majeure Event, provided that the affected party promptly notifies the other party of the occurrence of the Force Majeure Event and takes all reasonable steps necessary to resume performance of its obligations so interfered with.

15.6

Disaster Recovery Plan.  Samsung agrees to prepare a written disaster recovery plan describing the measures anticipated to be taken by Samsung to ensure the continued supply of Products to IXYS pursuant to the requirements of this Agreement in the event of any Force Majeure Event (“Disaster Recovery Plan”).

15.7

Export. Each party shall comply with all then-current applicable laws, regulations and other legal requirements in its performance in connection with this Agreement, including, without limitation, all applicable export control laws, rules and regulations of the United States, the Republic of Korea, and any other relevant countries.

15.8

Notice. All notices or communications to be given under this Agreement shall be in writing and shall be deemed delivered upon hand delivery or acknowledgment of facsimile, by international overnight courier, or by certified, registered or first class mail, addressed to the parties at their addresses set forth above or below. Unless the sending party can reasonably prove by contemporaneous written evidence that it was received earlier (in which case, the applicable notice shall be deemed given as of such earlier

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date), a notice given under this Agreement is deemed given:

(a)	If delivered personally, when left at the address, and addressed, as set forth in this Section;

(b)	If sent by overnight courier, two (2) business days after posting;

(c)	If sent by domestic post, except airmail, two (2) business days after posting;

(d)	If sent by airmail, ten (10) business days after posting; or

(e)	If sent by facsimile, when confirmation of its transmission has been recorded by the sender’s facsimile machine.

Any notice to be sent to the parties shall be sent as follows:

(1)	To Samsung :

Name:	Samsung Electronics

Address:	San #24, Nonseo-Dong, Giheung-Gu, Yongin-City, Gyeonggi-Do,

449-711 Korea

Attention:	Kyeyoung Cho, Seungjin Yang

Telephone:	+82-31-209-5071, +82-31-209-8385

Facsimile:
e-mail:	kyeyoung.cho@samsung.com, sj74.yang@samsung.com

(2)	To IXYS :

Name:	IXYS Intl Limited

c/o IXYS Corporation

Address:	1590 Buckeye Drive, Milpitas, CA 95035

Attention:	Uzi Sasson

Telephone:	+1.408.457.9000
Facsimile:	+1.408.416.0224
e-mail:	u.sasson@ixys.net

15.9

Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision. The captions of the sections in this Agreement are intended for convenience only, and shall not be interpretive of the content of the accompanying section.

15.10	Modification. The terms and conditions of this Agreement shall not be modified, or amended except in

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writing indicating a modification thereof, and signed by the authorized representatives of both parties.

15.11	Publicity. Without procuring the other party’s prior written consent, neither party shall issue any public announcement with respect to the subject matter hereof.

15.12

Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.13

Entire Agreement.    This Agreement, including the applicable Foundry Project Statements and the applicable Revision Project Statements (which are incorporated herein by reference), constitutes the entire agreement between the parties as to the subject matter hereof, and supersedes and replaces all prior or contemporaneous agreements, written or oral, regarding such subject matter, and shall take precedence over any additional or conflicting terms which may be contained in either party’s purchase orders or order acknowledgment forms.

Attachments:	Attachment1 – Foundry Project Statement

Attachment 2 – Revision Project Statement

[Signature Blocks on the Next Page]

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In witness hereof, the parties have executed this Agreement by their duly authorized representatives:

Samsung Electronics Co., Ltd.		IXYS Intl Limited

By:	/s/ Byunghoon Suh	By:	/s/ Uzi Sasson
Name:	Byunghoon Suh	Name:	Uzi Sasson
Date:	June 27, 2013	Date:	June 27, 2013

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Attachment 1 – Foundry Project Statement

Foundry Project Statement for Product [A]

This Foundry Project Statement (“Foundry Project Statement”) is entered into as of [Date] (“Foundry Project Statement Effective Date”) by and between Samsung Electronics Co., Ltd. (“Samsung”) and IXYS Intl Limited (“IXYS”).

WHEREAS, the parties have entered into a Foundry Services Agreement (the “Agreement”) with an Effective Date of [Date], and now desire to define Product Prices and other terms and conditions for the Products specified in Annex A. Product List of this Foundry Project Statement, pursuant to the terms and conditions contained in the Agreement.

NOW, THEREFORE, in consideration of the exchange of obligations herein, the parties hereby agree as follows:

1. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

2. Once executed by the parties, this Foundry Project Statement shall become an integral part of the Agreement and the terms of the Agreement shall be fully incorporated herein, provided that, in the event of a conflict between this Foundry Project Statement and the Agreement, the terms of this Foundry Project Statement shall prevail.

3. The parties agree to incorporate the following into this Foundry Project Statement:

Annex A. Product List

Annex B. Financial Terms and Other Special Terms

4. This Foundry Project Statement shall become effective as of the Foundry Project Statement Effective Date and remain in effect for the Initial Term. Upon expiration of this Foundry Project Statement, the parties may discuss extending the term for an additional one year period.

In Witness Whereof, the parties have executed this Foundry Project Statement by their duly authorized representatives:

Samsung Electronics Co., Ltd.	IXYS Intl Limited.

By:	By:
Name:	Name:
Date:	Date:

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Annex A: Product List

***

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Annex B. Financial Terms and Other Special Terms

1. Product Price

The Product Price (***) as of the Foundry Project Statement Effective Date will be as follows;

Calendar Year	Year 1	Year 2	Year 3	Year 4 and onwards
Product Price (***)	***	***	***	***

The Product Price per a unit as of the Foundry Project Statement Effective Date will be as follows;

Master Code	Material Code	Package_Test Cost	Final Chip Price
			Year 1	Year 2	Year 3	Year 4
Pac. Type
***	***	***	***	***	***	***

ø Above chip price may be varied based on the back-end process costs.

*** Price:
(KRW/second)
***	***

  * for the year of 2013

*** Price:	(KRW/CHIP)
***	***
* for the year of 2013

Note: The above prices are to be reference prices.

Both parties shall mutually agree to the Product Price in each Purchase Order, considering various factors collectively such as die size of Product, fabrication process technology, volume projection, the status of market pricing conditions, and other Samsung’s services, etc.

2. Volume Production Commencing Date

Volume Production Commencing Date shall be effective as of the [            ]

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Attachment 2 – Revision Project Statement

Revision Project Statement for Product [Product Name]

This Revision Project Statement (“Revision Project Statement”) is entered into as of [Date] (“Revision Project Statement Effective Date”) by and between Samsung Electronics Co., Ltd. (“Samsung”) and IXYS Intl Limited (“IXYS”).

WHEREAS, the parties have entered into a Foundry Services Agreement (the “Agreement”) with an Effective Date of [Date], and now desire to define details of Mask and Prototyping Services and other terms and conditions, if any, for a Product specified in Annex A. Product and Revision Specification of this Revision Project Statement, pursuant to the terms and conditions contained in the Agreement;

NOW, THEREFORE, in consideration of the exchange of obligations herein, the parties hereby agree as follows:

1. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

2. Once executed by the parties, this Revision Project Statement shall become an integral part of the Agreement and the terms of the Agreement shall be fully incorporated herein, provided that, in the event of a conflict between this Revision Project Statement and the Agreement, the terms of this Revision Project Statement shall prevail.

3. The parties agree to incorporate the following into this Revision Project Statement:

Annex A. Product and Revision Specification

Annex B. SOW

Annex C. Financial Terms and Other Special Terms

4. This Revision Project Statement shall become effective as of the Revision Project Statement Effective Date and remain in effect for the Initial Term. Upon expiration of this Revision Project Statement, the parties may discuss extending the term for an additional one year period.

In Witness Whereof, the parties have executed this Revision Project Statement by their duly authorized representatives:

Samsung Electronics Co., Ltd.	IXYS Intl Limited.

By:	By:
Name:	Name:
Date:	Date:

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Annex A: Product and Revision Specification

Product :

Process :

Revision Specification or Description.

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Annex B: SOW

1. IXYS Deliverables include the following:

[XX]

2. Samsung Deliverables include the following:

[XX]

3. Project Schedule/Project Results

Product	Work	Project Results

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Annex C. Financial Terms and Other Special Terms

1. Mask and Prototyping Fees

IXYS shall pay to Samsung the following Mask and Prototyping Fees for Mask and Prototyping Services performed under the Revision Project Statement and in accordance with the provisions of the Agreement:

Milestone	Mask and Prototyping Fee
Milestone 1. ***	*** of the total Mask and Prototyping Fees
Milestone 2. ***	*** of the total Mask and Prototyping Fees
Milestone 3. ***	*** of the total Mask and Prototyping Fees
Total Mask and Prototyping Fees

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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